Exhibit 99.2 Preliminary working draft June 17, 2019 PARTNERING TO CREATE A PREMIER FRANCHISE 1 June │ 2019Exhibit 99.2 Preliminary working draft June 17, 2019 PARTNERING TO CREATE A PREMIER FRANCHISE 1 June │ 2019

Important Information Cautionary Notes on Forward-Looking Statements This communication contains statements which, to the extent they are not statements of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. These forward-looking statements may include information about Prosperity Bancshares, Inc. (“Prosperity”) and LegacyTexas Financial Group, Inc. (“LegacyTexas”) possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s or Legacytexas' future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s and LegacyTexas’ loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s or LegacyTexas’ future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s or LegacyTexas’ operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement. The forward-looking statements are based on expectations and assumptions Prosperity and LegacyTexas currently believe to be valid. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, LegacyTexas or the combined company and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement, the outcome of any legal proceedings that may be instituted against Prosperity or LegacyTexas, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the Dallas/Fort Worth area where LegacyTexas does a majority of its business and Prosperity has a significant presence, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Prosperity’s ability to complete the acquisition and integration of LegacyTexas successfully, and the dilution caused by Prosperity’s issuance of additional shares of its common stock in connection with the transaction. Each of Prosperity and LegacyTexas disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Prosperity, LegacyTexas and factors which could affect the forward-looking statements contained herein can be found in Prosperity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2019 and its other filings with the Securities and Exchange Commission (“SEC”), and in LegacyTexas’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2019 and its other filings with the SEC. Additional Information about the Merger and Where to Find It In connection with the proposed merger of LegacyTexas into Prosperity, Prosperity will file with the SEC a registration statement on Form S-4 to register the shares of Prosperity common stock to be issued to the stockholders of LegacyTexas. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of LegacyTexas and shareholders of Prosperity seeking their approval of the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, LEGACYTEXAS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199 and documents filed with the SEC by LegacyTexas will be available free of charge by directing a request by telephone or mail to LegacyTexas Financial Group, Inc., 5851 Legacy Circle, Suite 1200, Plano, Texas 75024, (972) 578-5000. Participants in the Solicitation Prosperity, LegacyTexas and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Prosperity and LegacyTexas in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Prosperity and its directors and executive officers may be found in the definitive proxy statement of Prosperity relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 14, 2019, and other documents filed by Prosperity with the SEC. Additional information about LegacyTexas and its directors and executive officers may be found in the definitive proxy statement of LegacyTexas relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 12, 2019, and other documents filed by LegacyTexas with the SEC. These documents can be obtained free of charge from the sources described above. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. 2Important Information Cautionary Notes on Forward-Looking Statements This communication contains statements which, to the extent they are not statements of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. These forward-looking statements may include information about Prosperity Bancshares, Inc. (“Prosperity”) and LegacyTexas Financial Group, Inc. (“LegacyTexas”) possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s or Legacytexas' future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s and LegacyTexas’ loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s or LegacyTexas’ future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s or LegacyTexas’ operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement. The forward-looking statements are based on expectations and assumptions Prosperity and LegacyTexas currently believe to be valid. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, LegacyTexas or the combined company and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement, the outcome of any legal proceedings that may be instituted against Prosperity or LegacyTexas, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the Dallas/Fort Worth area where LegacyTexas does a majority of its business and Prosperity has a significant presence, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Prosperity’s ability to complete the acquisition and integration of LegacyTexas successfully, and the dilution caused by Prosperity’s issuance of additional shares of its common stock in connection with the transaction. Each of Prosperity and LegacyTexas disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Prosperity, LegacyTexas and factors which could affect the forward-looking statements contained herein can be found in Prosperity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2019 and its other filings with the Securities and Exchange Commission (“SEC”), and in LegacyTexas’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2019 and its other filings with the SEC. Additional Information about the Merger and Where to Find It In connection with the proposed merger of LegacyTexas into Prosperity, Prosperity will file with the SEC a registration statement on Form S-4 to register the shares of Prosperity common stock to be issued to the stockholders of LegacyTexas. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of LegacyTexas and shareholders of Prosperity seeking their approval of the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, LEGACYTEXAS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199 and documents filed with the SEC by LegacyTexas will be available free of charge by directing a request by telephone or mail to LegacyTexas Financial Group, Inc., 5851 Legacy Circle, Suite 1200, Plano, Texas 75024, (972) 578-5000. Participants in the Solicitation Prosperity, LegacyTexas and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Prosperity and LegacyTexas in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Prosperity and its directors and executive officers may be found in the definitive proxy statement of Prosperity relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 14, 2019, and other documents filed by Prosperity with the SEC. Additional information about LegacyTexas and its directors and executive officers may be found in the definitive proxy statement of LegacyTexas relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 12, 2019, and other documents filed by LegacyTexas with the SEC. These documents can be obtained free of charge from the sources described above. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. 2

Merger Creates Significant Strategic and Financial Value (1) • Creates second largest Texas-headquartered bank by deposits, with $22.4 billion of deposits in Texas (2) Further Strengthens • Pro forma assets of $31.7 billion Franchise Value • Pro forma ROAA in the top quartile among U.S. banks $20 - $50 billion in assets for the most recent quarter • Increased scale better positions the combined company for future opportunities th • Significantly enhances presence in the Dallas / Fort Worth MSA, the 4 largest in the U.S. by population with 7.6 million residents Adds Scale in (1) • Moves Prosperity from #20 to #6 by deposit market share in the Dallas / Fort Worth MSA overall Dallas / Fort Worth (1) • #2 Texas-headquartered bank by deposit market share in the Dallas / Fort Worth MSA (1) • #1 bank by deposit market share in affluent Collin County (Plano and Frisco) • Combines strong core deposit franchise of Prosperity with LegacyTexas’ loan generating platform (3) • Improves Prosperity’s loan / deposit ratio from 61% to 71% Complementary • Ability to replace higher-cost funding with core deposits Business Cultures • Complementary business lines improve operating leverage • Combined franchise to maintain rigorous risk management culture • 2020 EPS accretion of ~10.3% assuming fully phased-in cost savings • Internal rate of return of ~20% Financially Attractive • Prudent deployment of excess capital • Strong pro forma capital ratios Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending March 31, 2019 (1) FDIC deposit data as of June 30, 2018 and excludes non-retail as defined by S&P Global Market Intelligence. Pro forma excludes purchase accounting adjustments (2) Excludes purchase accounting adjustments (3) Pro forma excludes mortgage warehouse loans and purchase accounting adjustments 3Merger Creates Significant Strategic and Financial Value (1) • Creates second largest Texas-headquartered bank by deposits, with $22.4 billion of deposits in Texas (2) Further Strengthens • Pro forma assets of $31.7 billion Franchise Value • Pro forma ROAA in the top quartile among U.S. banks $20 - $50 billion in assets for the most recent quarter • Increased scale better positions the combined company for future opportunities th • Significantly enhances presence in the Dallas / Fort Worth MSA, the 4 largest in the U.S. by population with 7.6 million residents Adds Scale in (1) • Moves Prosperity from #20 to #6 by deposit market share in the Dallas / Fort Worth MSA overall Dallas / Fort Worth (1) • #2 Texas-headquartered bank by deposit market share in the Dallas / Fort Worth MSA (1) • #1 bank by deposit market share in affluent Collin County (Plano and Frisco) • Combines strong core deposit franchise of Prosperity with LegacyTexas’ loan generating platform (3) • Improves Prosperity’s loan / deposit ratio from 61% to 71% Complementary • Ability to replace higher-cost funding with core deposits Business Cultures • Complementary business lines improve operating leverage • Combined franchise to maintain rigorous risk management culture • 2020 EPS accretion of ~10.3% assuming fully phased-in cost savings • Internal rate of return of ~20% Financially Attractive • Prudent deployment of excess capital • Strong pro forma capital ratios Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending March 31, 2019 (1) FDIC deposit data as of June 30, 2018 and excludes non-retail as defined by S&P Global Market Intelligence. Pro forma excludes purchase accounting adjustments (2) Excludes purchase accounting adjustments (3) Pro forma excludes mortgage warehouse loans and purchase accounting adjustments 3

Stronger Combined Franchise Increases Scale Maintains Fortress Enhances Diversifies (1) (1) and Capacity Balance Sheet Footprint Loan Portfolio Largest Texas- Loans / Commercial Real Total Assets Headquartered $31.7B 71% 2nd 36% (2) Deposits Estate (5) Bank by Deposits Largest Texas- Core Headquartered Bank Consumer Real Gross Loans $18.5B ~92% 2nd 22% (3) Deposits in Dallas / Fort Worth Estate (5) MSA by Deposits Of Pro Forma Commercial & (4) Deposits TCE / TA $24.3B ~9.6% ~37% Total Deposits in 19% Industrial Dallas / Fort (5) Worth MSA Total Risk Construction & Based Capital ~14.1% 11% Development (4) Ratio (6) Other Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending March 31, 2019 12% (1) Excludes purchase accounting adjustments (2) Excludes mortgage warehouse loans and purchase accounting adjustments (3) Core deposits calculated as total deposits less jumbo time deposits as a percent of total deposits. Excludes purchase accounting adjustments (4) Based on ~85% stock and ~15% cash consideration. Balance sheet estimated for December 31, 2019 transaction close and includes purchase accounting adjustments (5) FDIC deposit data as of June 30, 2018 and excludes non-retail as defined by S&P Global Market Intelligence. Pro forma excludes purchase accounting adjustments (6) Includes mortgage warehouse, agriculture, consumer and other loans 4Stronger Combined Franchise Increases Scale Maintains Fortress Enhances Diversifies (1) (1) and Capacity Balance Sheet Footprint Loan Portfolio Largest Texas- Loans / Commercial Real Total Assets Headquartered $31.7B 71% 2nd 36% (2) Deposits Estate (5) Bank by Deposits Largest Texas- Core Headquartered Bank Consumer Real Gross Loans $18.5B ~92% 2nd 22% (3) Deposits in Dallas / Fort Worth Estate (5) MSA by Deposits Of Pro Forma Commercial & (4) Deposits TCE / TA $24.3B ~9.6% ~37% Total Deposits in 19% Industrial Dallas / Fort (5) Worth MSA Total Risk Construction & Based Capital ~14.1% 11% Development (4) Ratio (6) Other Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending March 31, 2019 12% (1) Excludes purchase accounting adjustments (2) Excludes mortgage warehouse loans and purchase accounting adjustments (3) Core deposits calculated as total deposits less jumbo time deposits as a percent of total deposits. Excludes purchase accounting adjustments (4) Based on ~85% stock and ~15% cash consideration. Balance sheet estimated for December 31, 2019 transaction close and includes purchase accounting adjustments (5) FDIC deposit data as of June 30, 2018 and excludes non-retail as defined by S&P Global Market Intelligence. Pro forma excludes purchase accounting adjustments (6) Includes mortgage warehouse, agriculture, consumer and other loans 4

Summary of Transaction • 0.5280 shares of Prosperity and $6.28 cash for each LegacyTexas share Consideration • Results in ~85% stock / ~15% cash • $41.78 per share (1) Transaction Value • ~$2.1 billion in aggregate consideration (2) • 9.3% premium to LegacyTexas’ closing price Implied Transaction (3) 12.1x 2020E Consensus EPS • Multiples (4) • 2.16x TBV Pro Forma Ownership• ~73% Prosperity / ~27% LegacyTexas • Kevin Hanigan (CEO & President of LegacyTexas) to become President and Chief Operating Officer at Prosperity Deepens Mays Davenport (EVP and CFO of LegacyTexas) to become EVP, Director of Corporate Strategy at Prosperity • Management Bench • Scott Almy, Tom Swiley, Chuck Eikenberg and Aaron Shelby will hold senior management positions at Prosperity Bank Board of Directors• Prosperity to add three LegacyTexas representatives to the holding company board, increasing size to 14 • Q4 2019 Anticipated Closing (1) Based on Prosperity’s closing price of $67.24 on June 14, 2019 (2) Based on LegacyTexas’ closing price of $38.22 on June 14, 2019 (3) Consensus estimate average of $3.44 2020E EPS per FactSet (4) Based on LegacyTexas’ tangible book value per share of $19.35 for the quarter ending March 31, 2019 5Summary of Transaction • 0.5280 shares of Prosperity and $6.28 cash for each LegacyTexas share Consideration • Results in ~85% stock / ~15% cash • $41.78 per share (1) Transaction Value • ~$2.1 billion in aggregate consideration (2) • 9.3% premium to LegacyTexas’ closing price Implied Transaction (3) 12.1x 2020E Consensus EPS • Multiples (4) • 2.16x TBV Pro Forma Ownership• ~73% Prosperity / ~27% LegacyTexas • Kevin Hanigan (CEO & President of LegacyTexas) to become President and Chief Operating Officer at Prosperity Deepens Mays Davenport (EVP and CFO of LegacyTexas) to become EVP, Director of Corporate Strategy at Prosperity • Management Bench • Scott Almy, Tom Swiley, Chuck Eikenberg and Aaron Shelby will hold senior management positions at Prosperity Bank Board of Directors• Prosperity to add three LegacyTexas representatives to the holding company board, increasing size to 14 • Q4 2019 Anticipated Closing (1) Based on Prosperity’s closing price of $67.24 on June 14, 2019 (2) Based on LegacyTexas’ closing price of $38.22 on June 14, 2019 (3) Consensus estimate average of $3.44 2020E EPS per FactSet (4) Based on LegacyTexas’ tangible book value per share of $19.35 for the quarter ending March 31, 2019 5

Overview of the LegacyTexas Franchise LegacyTexas Branch Network Financial Highlights as of or for the Quarter ended, ($millions) 3/31/2019 Balance Sheet Frisco Assets $9,346 McKinney Gross Loans (HFI) 8,052 Plano Deposits 7,077 Shareholders' Equity 1,121 (1) Loans / Deposits 98% Profitability Dallas Arlington Net Income $29 Fort Worth ROAA 1.31% Collin County City LTXB ROATCE 12.5% Net Interest Margin 3.89% Company Overview Efficiency Ratio 48.6% Cost of Deposits 1.08% • Founded in 1952, LegacyTexas is a commercially-oriented bank holding Capitalization company headquartered in Plano, TX TCE / TA 10.28% • The company is the result of a merger in 2015 between two Plano- CET1 Ratio 10.92% based banks: ViewPoint Bank and LegacyTexas Bank Tier 1 Leverage Ratio 10.98% • Branch network of 42 locations spanning across 19 cities in North Texas Total Risk Based Capital Ratio 13.39% • LegacyTexas offers a full suite of services, including commercial Asset Quality banking, business banking, consumer banking and mortgage services Nonperforming Assets / Loans & OREO 0.78% Reserves / Loans 0.96% Source: Company filings and S&P Global Market Intelligence. Financial data as of or for quarter ended March 31, 2019 (1) Excludes mortgage warehouse loans 6Overview of the LegacyTexas Franchise LegacyTexas Branch Network Financial Highlights as of or for the Quarter ended, ($millions) 3/31/2019 Balance Sheet Frisco Assets $9,346 McKinney Gross Loans (HFI) 8,052 Plano Deposits 7,077 Shareholders' Equity 1,121 (1) Loans / Deposits 98% Profitability Dallas Arlington Net Income $29 Fort Worth ROAA 1.31% Collin County City LTXB ROATCE 12.5% Net Interest Margin 3.89% Company Overview Efficiency Ratio 48.6% Cost of Deposits 1.08% • Founded in 1952, LegacyTexas is a commercially-oriented bank holding Capitalization company headquartered in Plano, TX TCE / TA 10.28% • The company is the result of a merger in 2015 between two Plano- CET1 Ratio 10.92% based banks: ViewPoint Bank and LegacyTexas Bank Tier 1 Leverage Ratio 10.98% • Branch network of 42 locations spanning across 19 cities in North Texas Total Risk Based Capital Ratio 13.39% • LegacyTexas offers a full suite of services, including commercial Asset Quality banking, business banking, consumer banking and mortgage services Nonperforming Assets / Loans & OREO 0.78% Reserves / Loans 0.96% Source: Company filings and S&P Global Market Intelligence. Financial data as of or for quarter ended March 31, 2019 (1) Excludes mortgage warehouse loans 6

Creating One of the Largest Texas-Headquartered Banks Pro Forma Branch Footprint Pro Forma Deposit Market Share Summary - Texas Market No. of Deposits Share Rank Institution (State) Branches ($ millions) (%) Tulsa 1 JPMorgan Chase & Co. (NY) 559 $ 1 80,253 23.8% 2 Bank of America Corporation (NC) 364 1 21,074 16.0 Oklahoma City 3 Wells Fargo & Co. (CA) 628 72,633 9.6 4 BBVA 330 38,707 5.1 5 Cullen/Frost Bankers Inc. (TX) 146 2 6,091 3.4 Pro Forma 288 22,389 3.0 Lubbock 6 Texas Capital Bancshares Inc. (TX) 12 20,432 2.7 Plano Frisco Dallas 7 Prosperity Bancshares Inc. (TX) 246 15,474 2.0 8 Zions Bancorp. NA (UT) 79 10,969 1.4 9 Comerica Inc. (TX) 122 9 ,149 1.2 Midland Fort Worth 10 Capital One Financial Corp. (VA) 80 9,130 1.2 14 LegacyTexas Financial Group Inc (TX) 42 6 ,915 0.9 Austin Pro Forma Deposit Market Share Summary – Dallas / Fort Worth MSA Houston Market San Antonio No. of Deposits Share Rank Institution (State) Branches ($ millions) (%) 1 Bank of America Corporation (NC) 139 $ 78,692 29.0% 2 JPMorgan Chase & Co. (NY) 216 5 9,976 22.1 3 Wells Fargo & Co. (CA) 178 19,688 7.3 4 Texas Capital Bancshares Inc. (TX) 7 1 6,056 5.9 5 BBVA 93 1 0,744 4.0 Pro Forma 73 8 ,250 3.0 6 LegacyTexas Financial Group Inc (TX) 41 6 ,833 2.5 7 Cullen/Frost Bankers Inc. (TX) 38 6,817 2.5 PB LTXB Collin County City 8 NexBank Capital Inc. (TX) 3 5,164 1.9 9 Comerica Inc. (TX) 54 4 ,959 1.8 Source: S&P Global Market Intelligence 10 Independent Bk Group Inc. (TX) 33 4 ,540 1.7 Note I: Institutions not headquartered in Texas are shown in grey 20 Prosperity Bancshares Inc. (TX) 32 1 ,417 0.5 Note II: FDIC deposit data as of June 30, 2018 and excludes non-retail as defined by S&P Global Market Intelligence. Pro forma for pending acquisitions excluding purchase accounting adjustments 7Creating One of the Largest Texas-Headquartered Banks Pro Forma Branch Footprint Pro Forma Deposit Market Share Summary - Texas Market No. of Deposits Share Rank Institution (State) Branches ($ millions) (%) Tulsa 1 JPMorgan Chase & Co. (NY) 559 $ 1 80,253 23.8% 2 Bank of America Corporation (NC) 364 1 21,074 16.0 Oklahoma City 3 Wells Fargo & Co. (CA) 628 72,633 9.6 4 BBVA 330 38,707 5.1 5 Cullen/Frost Bankers Inc. (TX) 146 2 6,091 3.4 Pro Forma 288 22,389 3.0 Lubbock 6 Texas Capital Bancshares Inc. (TX) 12 20,432 2.7 Plano Frisco Dallas 7 Prosperity Bancshares Inc. (TX) 246 15,474 2.0 8 Zions Bancorp. NA (UT) 79 10,969 1.4 9 Comerica Inc. (TX) 122 9 ,149 1.2 Midland Fort Worth 10 Capital One Financial Corp. (VA) 80 9,130 1.2 14 LegacyTexas Financial Group Inc (TX) 42 6 ,915 0.9 Austin Pro Forma Deposit Market Share Summary – Dallas / Fort Worth MSA Houston Market San Antonio No. of Deposits Share Rank Institution (State) Branches ($ millions) (%) 1 Bank of America Corporation (NC) 139 $ 78,692 29.0% 2 JPMorgan Chase & Co. (NY) 216 5 9,976 22.1 3 Wells Fargo & Co. (CA) 178 19,688 7.3 4 Texas Capital Bancshares Inc. (TX) 7 1 6,056 5.9 5 BBVA 93 1 0,744 4.0 Pro Forma 73 8 ,250 3.0 6 LegacyTexas Financial Group Inc (TX) 41 6 ,833 2.5 7 Cullen/Frost Bankers Inc. (TX) 38 6,817 2.5 PB LTXB Collin County City 8 NexBank Capital Inc. (TX) 3 5,164 1.9 9 Comerica Inc. (TX) 54 4 ,959 1.8 Source: S&P Global Market Intelligence 10 Independent Bk Group Inc. (TX) 33 4 ,540 1.7 Note I: Institutions not headquartered in Texas are shown in grey 20 Prosperity Bancshares Inc. (TX) 32 1 ,417 0.5 Note II: FDIC deposit data as of June 30, 2018 and excludes non-retail as defined by S&P Global Market Intelligence. Pro forma for pending acquisitions excluding purchase accounting adjustments 7

Expands Presence in Strategically Key Markets Dallas / Fort Worth Market Highlights Collin County is a Solid Foundation for the Future • Significant population growth supported by employment opportunities• With its close proximity to Dallas, Collin County is now leading North Texas in business investments • The Dallas / Fort Worth population is expected to grow 7.7% from 2019 to 2024• Ranked No. 3 in Texas and No. 7 in the nation for incoming th investments • The Dallas / Fort Worth MSA is the 4 largest in the United States by th population with 7.6 million residents • Collin County was the 9 fastest growing county in Texas from 2010 to 2018, with affordability driving many of jobs to the area • Among the 15 largest metropolitan areas in the country, Dallas ranked nd 2 in both the number of jobs added over the year and the annual rate • Collin County is projected to have 2.4 million residents by of job growth 2050, more than three times its population in 2020 • Median household income is $32.5 thousand above the national median household income of $57.7 thousand Fortune 500 Companies Pro Forma Dallas / Fort Worth Footprint Headquarters to 22 Fortune 500 companies in 2018 Frisco McKinney Irving Plano Dallas Fort Worth Arlington PB LTXB Collin County City Source: Bureau of Labor Statistics, S&P Global Market Intelligence, DFW Jobs, US News, BizJounals.com, Dallasnews.com, and TexasTribune. References to Dallas refer to the Dallas – Fort Worth – Arlington MSA 8Expands Presence in Strategically Key Markets Dallas / Fort Worth Market Highlights Collin County is a Solid Foundation for the Future • Significant population growth supported by employment opportunities• With its close proximity to Dallas, Collin County is now leading North Texas in business investments • The Dallas / Fort Worth population is expected to grow 7.7% from 2019 to 2024• Ranked No. 3 in Texas and No. 7 in the nation for incoming th investments • The Dallas / Fort Worth MSA is the 4 largest in the United States by th population with 7.6 million residents • Collin County was the 9 fastest growing county in Texas from 2010 to 2018, with affordability driving many of jobs to the area • Among the 15 largest metropolitan areas in the country, Dallas ranked nd 2 in both the number of jobs added over the year and the annual rate • Collin County is projected to have 2.4 million residents by of job growth 2050, more than three times its population in 2020 • Median household income is $32.5 thousand above the national median household income of $57.7 thousand Fortune 500 Companies Pro Forma Dallas / Fort Worth Footprint Headquarters to 22 Fortune 500 companies in 2018 Frisco McKinney Irving Plano Dallas Fort Worth Arlington PB LTXB Collin County City Source: Bureau of Labor Statistics, S&P Global Market Intelligence, DFW Jobs, US News, BizJounals.com, Dallasnews.com, and TexasTribune. References to Dallas refer to the Dallas – Fort Worth – Arlington MSA 8

Attractive Loan and Deposit Mix Loans: Agriculture Consumer and other Consumer and other Consumer and other Mortgage Warehouse Agriculture 4% Mortgage Warehouse 2% 3% 1% 13% 7% 6% CRE CRE C&D 34% CRE 36% C&D C&D 3% 39% 11% 16% $10.4B $8.1B $18.5B Yield: 5.08% Yield: 5.38% Yield: 5.21% C&I C&I C&I 19% 26% 14% Consumer RE Consumer RE Consumer RE 26% 18% 22% Deposits: Jumbo time Jumbo time Noninterest 8% Jumbo time 19% Noninterest Retail time Bearing Noninterest 3% Bearing 8% 33% Bearing 25% Retail time 31% Retail time 9% 9% $17.2B $7.1B $24.3B Cost: 0.58% Cost: 1.08% Cost: 0.73% NOW & Other 16% NOW & Other NOW & Other MMDA & savings MMDA & savings MMDA & savings 12% 15% 35% 38% 39% (1) (1) Loans / Deposits: 61% Loans / Deposits : 98% Loans / Deposits : 71% Source: S&P Global Market Intelligence Note: Excludes purchasing accounting adjustments in pro forma. Financial data as of or for quarter ending March 31, 2019 (1) Excludes mortgage warehouse loans 9Attractive Loan and Deposit Mix Loans: Agriculture Consumer and other Consumer and other Consumer and other Mortgage Warehouse Agriculture 4% Mortgage Warehouse 2% 3% 1% 13% 7% 6% CRE CRE C&D 34% CRE 36% C&D C&D 3% 39% 11% 16% $10.4B $8.1B $18.5B Yield: 5.08% Yield: 5.38% Yield: 5.21% C&I C&I C&I 19% 26% 14% Consumer RE Consumer RE Consumer RE 26% 18% 22% Deposits: Jumbo time Jumbo time Noninterest 8% Jumbo time 19% Noninterest Retail time Bearing Noninterest 3% Bearing 8% 33% Bearing 25% Retail time 31% Retail time 9% 9% $17.2B $7.1B $24.3B Cost: 0.58% Cost: 1.08% Cost: 0.73% NOW & Other 16% NOW & Other NOW & Other MMDA & savings MMDA & savings MMDA & savings 12% 15% 35% 38% 39% (1) (1) Loans / Deposits: 61% Loans / Deposits : 98% Loans / Deposits : 71% Source: S&P Global Market Intelligence Note: Excludes purchasing accounting adjustments in pro forma. Financial data as of or for quarter ending March 31, 2019 (1) Excludes mortgage warehouse loans 9

Key Merger Assumptions (1) • Prosperity 2020 consensus estimate of $5.05 per share Standalone (1) Earnings per Share • LegacyTexas 2020 consensus estimate of $3.44 per share • Cost savings of 25% of LegacyTexas’ non-interest expense base (with 50% phase-in during 2020 and 100% thereafter) Synergies • No revenue synergies modeled Core Deposit Intangible• 2.0% core deposit intangible, amortized over 10 years using straight-line methodology • Pre-tax gross credit mark of 2.2% of LegacyTexas’ gross loans or $175 million ($97 million net of loan loss reserve) Credit Mark (2) • 2.3x LegacyTexas’ loan loss reserve • $60 million pre-tax one-time expenses Estimated Merger and Integration Costs • Fully reflected in pro forma tangible book value per share at closing • Comprehensive due diligence review on key focus areas: Credit Quality, Compliance, Risk Technology, Operations, Legal and Regulatory • 67% of LegacyTexas’ loan portfolio was reviewed by Prosperity’s experienced internal credit team Due Diligence • 90% of loans over $3 million in size • 100% of energy loans • 100% of loans rated watch or lower (1) Average consensus estimates per FactSet (2) Financial data as of or for the quarter ending March 31, 2019 10Key Merger Assumptions (1) • Prosperity 2020 consensus estimate of $5.05 per share Standalone (1) Earnings per Share • LegacyTexas 2020 consensus estimate of $3.44 per share • Cost savings of 25% of LegacyTexas’ non-interest expense base (with 50% phase-in during 2020 and 100% thereafter) Synergies • No revenue synergies modeled Core Deposit Intangible• 2.0% core deposit intangible, amortized over 10 years using straight-line methodology • Pre-tax gross credit mark of 2.2% of LegacyTexas’ gross loans or $175 million ($97 million net of loan loss reserve) Credit Mark (2) • 2.3x LegacyTexas’ loan loss reserve • $60 million pre-tax one-time expenses Estimated Merger and Integration Costs • Fully reflected in pro forma tangible book value per share at closing • Comprehensive due diligence review on key focus areas: Credit Quality, Compliance, Risk Technology, Operations, Legal and Regulatory • 67% of LegacyTexas’ loan portfolio was reviewed by Prosperity’s experienced internal credit team Due Diligence • 90% of loans over $3 million in size • 100% of energy loans • 100% of loans rated watch or lower (1) Average consensus estimates per FactSet (2) Financial data as of or for the quarter ending March 31, 2019 10

Transaction Multiples and Financial Impact Illustrative Stock Consideration ~85% 100% (1) Market Premium 9.3% (2) Price/Tangible Book Value 2.16x Price/2020E Earnings 12.1x 2020 EPS Accretion (50% Phased-in Synergies) 6.6% 2.9% 2020 EPS Accretion (100% Phased-in Synergies) 10.3% 6.5% TBVPS Dilution at Close (9.7)% (4.7)% TBVPS Crossover Earnback ~4.5 years ~3.5 years (3) $20-$50B asset banks Median Top Quartile (4) Balance Sheet and Capital (at close) (5) Loans / Deposits ~71% 94% 96% Tangible Common Equity / Tangible Assets ~9.6% 8.7% 9.3% CET1 Ratio ~13.1% 10.8% 12.3% Total Risk Based Capital Ratio ~14.1% 12.8% 13.8% Source: S&P Global Market Intelligence (1) Based on LegacyTexas’ closing price of $38.22 on June 14, 2019 (2) Based on LegacyTexas’ tangible book value per share of $19.35 for the quarter ending March 31, 2019 (3) Includes major-exchange traded U.S. banks with $20-$50 billion in assets. Financial data as of or for the quarter ending March 31, 2019 (4) Balance sheet estimated for December 31, 2019 transaction close and includes purchase accounting adjustments unless stated otherwise (5) Excludes mortgage warehouse loans and purchase accounting adjustments 11Transaction Multiples and Financial Impact Illustrative Stock Consideration ~85% 100% (1) Market Premium 9.3% (2) Price/Tangible Book Value 2.16x Price/2020E Earnings 12.1x 2020 EPS Accretion (50% Phased-in Synergies) 6.6% 2.9% 2020 EPS Accretion (100% Phased-in Synergies) 10.3% 6.5% TBVPS Dilution at Close (9.7)% (4.7)% TBVPS Crossover Earnback ~4.5 years ~3.5 years (3) $20-$50B asset banks Median Top Quartile (4) Balance Sheet and Capital (at close) (5) Loans / Deposits ~71% 94% 96% Tangible Common Equity / Tangible Assets ~9.6% 8.7% 9.3% CET1 Ratio ~13.1% 10.8% 12.3% Total Risk Based Capital Ratio ~14.1% 12.8% 13.8% Source: S&P Global Market Intelligence (1) Based on LegacyTexas’ closing price of $38.22 on June 14, 2019 (2) Based on LegacyTexas’ tangible book value per share of $19.35 for the quarter ending March 31, 2019 (3) Includes major-exchange traded U.S. banks with $20-$50 billion in assets. Financial data as of or for the quarter ending March 31, 2019 (4) Balance sheet estimated for December 31, 2019 transaction close and includes purchase accounting adjustments unless stated otherwise (5) Excludes mortgage warehouse loans and purchase accounting adjustments 11

Prosperity Bancshares, Inc. Total Shareholder Return Total shareholder return driven by our organic growth and successful M&A strategy. Prosperity has completed 27 M&A transactions since 2000. Commercial Bancshares, Inc. Liberty Bank The Bank Arlington 11 1 21 Texas Guaranty Bank, N.A. Village Bank and Trust American State Financial Corp. 2 12 22 First State Bank FirstCapital Bankers, Inc. Community National Bank 3 13 23 Paradigm Bancorporation, Inc. Grapeland Bancshares, Inc. Coppermark Bancshares 4 14 24 Southwest Bank Holding Company 15 SNB Bancshares, Inc. First Victoria National Bank Corp. 5 25 6 First National Bank of Bay City 16 Texas United Bancshares, Inc. 26 F&M Bancorporation Inc. +1,028% 17 7 Abrams Centre Bancshares, Inc. The Bank of Navasota Tradition Bancshares, Inc. 27 18 8 BankDallas SSB 1st Choice Bancorp, Inc. 19 9 Mainbancorp Texas Bankers, Inc. 10 20 First State Bank of North Texas East Texas Financial Services, Inc. 11 1 2 4 6 7 10 13 14 26 27 16 15 19 23 25 3 5 9 12 21 24 19 20 22 8 17 +202% 18 +189% 1/3/2000 1/3/2002 1/3/2004 1/3/2006 1/3/2008 1/3/2010 1/3/2012 1/3/2014 1/3/2016 1/3/2018 Prosperity (+1,028%) KBW Regional Bank Index (+202%) S&P 500 (+189%) Source: S&P Global Market Intelligence and Bloomberg 12Prosperity Bancshares, Inc. Total Shareholder Return Total shareholder return driven by our organic growth and successful M&A strategy. Prosperity has completed 27 M&A transactions since 2000. Commercial Bancshares, Inc. Liberty Bank The Bank Arlington 11 1 21 Texas Guaranty Bank, N.A. Village Bank and Trust American State Financial Corp. 2 12 22 First State Bank FirstCapital Bankers, Inc. Community National Bank 3 13 23 Paradigm Bancorporation, Inc. Grapeland Bancshares, Inc. Coppermark Bancshares 4 14 24 Southwest Bank Holding Company 15 SNB Bancshares, Inc. First Victoria National Bank Corp. 5 25 6 First National Bank of Bay City 16 Texas United Bancshares, Inc. 26 F&M Bancorporation Inc. +1,028% 17 7 Abrams Centre Bancshares, Inc. The Bank of Navasota Tradition Bancshares, Inc. 27 18 8 BankDallas SSB 1st Choice Bancorp, Inc. 19 9 Mainbancorp Texas Bankers, Inc. 10 20 First State Bank of North Texas East Texas Financial Services, Inc. 11 1 2 4 6 7 10 13 14 26 27 16 15 19 23 25 3 5 9 12 21 24 19 20 22 8 17 +202% 18 +189% 1/3/2000 1/3/2002 1/3/2004 1/3/2006 1/3/2008 1/3/2010 1/3/2012 1/3/2014 1/3/2016 1/3/2018 Prosperity (+1,028%) KBW Regional Bank Index (+202%) S&P 500 (+189%) Source: S&P Global Market Intelligence and Bloomberg 12

Transaction Rationale üAdds Scale in the Dallas / Fort Worth Market üCreates a Leading Bank, with Profitability in the Top Quartile of U.S. Regional Banks üComplementary Business Models üDeepens Management Bench and Talent Throughout the Company üEfficient Use of Excess Capital While Remaining Well-Positioned for Future Growth üAttractive Financial Benefits for Shareholders 13Transaction Rationale üAdds Scale in the Dallas / Fort Worth Market üCreates a Leading Bank, with Profitability in the Top Quartile of U.S. Regional Banks üComplementary Business Models üDeepens Management Bench and Talent Throughout the Company üEfficient Use of Excess Capital While Remaining Well-Positioned for Future Growth üAttractive Financial Benefits for Shareholders 13